CONQUERING RARE DISEASES February 2018 Exhibit 99.1

FORWARD-LOOKING STATEMENTS This presentation and the oral commentary contain “forward-looking” statements that involve substantial risks and uncertainties. All statements other than statements of historical facts, including statements regarding our future financial condition, timing for and outcomes of clinical results, business strategy and plans and objectives for future operations, are forward looking statements. These forward-looking statements include terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “contemplate,” “intend,” “target,” “project,” “should,” “plan,” “expect,” “predict,” “could,” “potentially” or the negative of these terms Forward looking statements are our current statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned clinical development, the timing of and our ability to initiate or enroll clinical trials, and our ability to make regulatory filings and obtain and maintain regulatory approvals for lonafarnib, ubenimex, PEG IFN Lambda, exendin 9-39 and our other product candidates, our intellectual property position, the potential safety, efficacy, reimbursement, convenience clinical and pharmaco-economic benefits of our product candidates, commercial opportunities, including potential market sizes and segments, our ability to commercialize, expectations regarding clinical trial data and FDA outcomes, including whether we will be able to reach agreement on a single pivotal study for lonafarnib and the nature and scope of any such study to support approval, our results of operations, cash needs, spending of the proceeds from this offering, financial condition, liquidity, prospects, growth and strategies, the industry in which we operate and the trends that may affect the industry or us. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. © 2017 Eiger Biopharmaceuticals, Inc., all rights reserved. All trademarks belong to their respective owners.

REDEFINING DRUG DEVELOPMENT EIGER is a late stage biopharmaceutical company focused on the development and commercialization of targeted therapies for multiple rare diseases. WE are committed to translational innovation through developing well-characterized drugs acting on newly identified or novel targets in rare diseases. OUR LEAD PROGRAM in Hepatitis Delta Virus (HDV) infection is moving into Phase 3 with a single, pivotal clinical trial planned to begin later this year. WHO WE ARE

Portfolio of Novel Phase 2 Clinical Programs Targeting Diverse Rare Indications Multiple Programs Positioned for Success HEPATITIS DELTA VIRUS POST-BARIATRIC HYPOGLYCEMIA LYMPHEDEMA

Faculty Inventors / Advisors NOVEL TARGETS VALIDATED MATCHING DRUGS IDENTIFIED Jeffrey Glenn, MD, PhD PALO ALTO Stanford MEDICINE Partners / Licensors Stanley Rockson, MD Tracey McLaughlin, MD, MPh

WELL-CHARACTERIZED DRUGS IN RARE DISEASES Lonafarnib HDV Lambda* HDV Ubenimex Lymphedema Reducing Time and Cost of the Drug Development Process Options if Successful Finance to NDA Partnership for non-dilutive capital Licensing *pegylated interferon lambda Exendin 9-39 PBH Lead Program in HDV Advancing to Phase 3

RARE DISEASES WITH LARGE MARKET POTENTIAL





	HEPATITIS DELTA VIRUS	POST-BARIATRIC HYPOGLYCEMIA	LYMPHEDEMA	
			Primary	Secondary
Prevalence (US / EU)	**300K**	**70K**	**35K**	**1M+**
Eiger Sales Potential (Peak Year)	**$1.5B**	**$800M**	**$1B**	

Market Sizes do not reflect 100% penetration
Triangle Insights Market Analysis: “Assessment of HDV Revenue and Market Potential 2015”
Triangle Insights Market Analysis: “Assessment of Hypoglycemia Associated with Bariatric Surgery Revenue and Market Potential 2016”
Rockson, J Am Coll Cardiol “Diagnosis and Management of Lymphatic Disease”, **2008**, 799.

7

EIGER PIPELINE AND MILESTONES

Regulatory and Clinical Announcements Across All Programs in 2018

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
HDV Lonafarnib & Lambda	✓ LIMT Interim Data AASLD	✓ FDA Meeting	◉ EASL	◉ LIMT Study Dosing Complete	Initiating Phase 3
PBH Exendin 9-39	PREVENT Phase 2 Study Initiation ✓		◉ PREVENT Enrollment Complete	◉ PREVENT Study Data	
Lymphedema Ubenimex	ULTRA Enrollment Complete ✓			ULTRA Study Data ◉	

✓ Completed ◉ Planned

8

EIGER BIOPHARMACEUTICALS

HEPATITIS DELTA VIRUS (HDV) OVERVIEW HDV is the most severe form of human viral hepatitis HDV is always a co-infection with HBV HDV requires HBsAg to complete virion assembly HBsAg acquired through protein prenylation HDV causes more rapid disease progression Compared to HBV mono-infection No FDA approved Rx 15-20 M HDV infected patients worldwide 4-6% of HBV infected patients co-infected with HDV large delta antigen small delta antigen HDV HBsAg HBV HDV genome HDV consists of a single stranded, circular RNA virus, with an envelope made up of HBsAg.

AT DIAGNOSIS, >50% OF HDV PATIENTS ARE CIRRHOTIC Risk of Hepatocellular Carcinoma, Decompensation, Mortality Increase Fattovich et al, J Infect Dis, 1987; Fattovich et al, Gut, 2000. Serrano et al, EASL 2011 Survival Evolution from Chronic Active Hepatitis to Cirrhosis Cumulative Survival Progression to Cirrhosis (%) HBV + HDV HBV P = 0.001 HBV + HDV HBV P = 0.0002 Follow-up Years Time to Event (Years)

(Range 0 - > 60%) HDV WORLDWIDE PREVALENCE: 15-20 MILLION 6% of HBV Population Co-Infected with HDV

MIGRATION AND VIRAL HEPATITIS Globalization of Disease Foreign-born individuals now comprise majority of HDV population in North America and Western Europe Germany: Wedemeyer et al., Hepatology 2007 Heidrich et al., J Viral Hepatitis 2009 Italy: Stroffolini et al., J Med Virol 2009 Piccolo et al., Eur J Publ Health 2010 France: Le Gal et al., Hepatology 2007 UK: Cross et al., J Med Virol 2008

MIGRATION INTO WESTERN EUROPE Known Claims for Asylum in 2015 > 1 Million

Poster, DDW 2017, “Prevalence of Hepatitis Delta Virus (HDV) Infection in the United States: Results from an ICD-10 Review” INCREASE IN HDV TESTING IN THE U.S. Increasing % of Chronic HBV Patients Tested for HDV 14

Poster, DDW 2017, “Prevalence of Hepatitis Delta Virus (HDV) Infection in the United States: Results from an ICD-10 Review” Lonafarnib HDV POC Data First Presented at 2014 AASLD* INCREASE IN HDV TESTING IN THE U.S. Increasing % of Chronic HBV Patients Tested for HDV * Koh, C. et al, AASLD 2014, “Prenylation inhibition with lonafarnib decreases hepatitis D levels in humans” 15

Poster, DDW 2017, Prevalence of Hepatitis Delta Virus (HDV) Infection in the United States: Results from an ICD-10 Review 4,946 4,274 4,841 5,043 5,259 5,916 6,836 7,442 9,079 Newly Diagnosed Patients by ICD-10 INCREASED HDV PATIENT DIAGNOSIS Estimated ~110,000 Individuals Co-Infected with HBV / HDV in the U.S. 16

PEG IFNa REDUCES HDV RNA IN PATIENTS Mean Change in Log HDV-RNA Week HIDIT – 2 Study HIDIT -2: PEG IFNa 180 mcg QW + tenofovir (N=91) Immunomodulating Monotherapy Activity in HDV 2014 Wobse et al, Hepatology 2014 Wedemeyer et al, Hepatology 2014

REDUCING HDV-RNA WITH IFNa IMPROVES SURVIVAL Improved Clinical Benefit without Clearance of HDV-RNA Survival Interferon-a for 48 weeks with 15 year Follow Up Farci et al, Gastroenterology 2004: Long-Term Benefit of Interferon-α Therapy of Chronic HDV: Regression of Advanced Hepatic Fibrosis Years after Termination of Therapy Proportion of Patients Surviving Change in HDV-RNA Log Change in Serum HDV-RNA n=36 P = 0.009

EIGER: DEVELOPING COMPLEMENTARY DRUGS FOR HDV Lambda Lonafarnib Lonafarnib + Ritonavir All Oral Rx Lonafarnib + Ritonavir + Lambda Combination Rx Lambda Sub Q Rx Multiple Treatment Options

COMPLIMENTARY MECHANISMS AGAINST HDV LAMBDA LONAFARNIB HDV genome encodes for a single protein, the hepatitis delta antigen. HDV relies on host cell machinery for replication. New virions can be assembled only in the presence of hepatitis B virus. Hepatocyte Protein Prenylation

Small molecule, oral, prenylation inhibitor Well-characterized through Phase 3 >2,000 patients dosed in oncology program by Merck (Schering) Dose limiting toxicity is GI (class effect) Over 120 HDV patients dosed across international sites HDV Orphan Designation in US & EU, Fast Track in US Prenylation is a host target; potential barrier to resistance Phase 2 proof of concept study conducted at NIH; NIH Phase 2 study results published: Koh et al, Lancet Infect Dis, 2015. LONAFARNIB FOR HDV Well-characterized Clinical Stage Lead Compound

Proof of Concept Monotherapy N = 14 LOWR HDV – 1 ± RTV or PEG IFNa N = 21 LOWR HDV – 2 Dose Finding ± PEG IFNa N = 58 LOWR HDV – 3 QD Dose N = 21 LOWR HDV – 4 Dose-Escalation N = 15 MHH Hannover Medical School LOWR HDV = LOnafarnib With Ritonavir in HDV 2015 Published On Line Hepatology LONAFARNIB PHASE 2 PROGRAM Goal: Identify Dose and Regimen for Registration N=129 Draft Manuscript Draft Manuscript Draft Manuscript

LONAFARNIB DECREASES HDV-RNA VIRAL LOAD 4 Week Reduction in HDV-RNA with Lonafarnib Mean Change in Log HDV RNA Lonafarnib 100 mg BID Placebo Mean ∆ - 0.74 Log Mean ∆ - 0.2 Log Lonafarnib 200 mg BID Mean ∆ - 1.6 Log Lonafarnib 300 mg BID Mean ∆ - 2.0 Log Lonafarnib 200 mg BID Mean ∆ - 1.6 Log Lonafarnib 100 mg TID Mean ∆ - 1.2 Log National Institutes of Health NIH POC Lancet ID 2015 Ankara University LOWR HDV -1 EASL 2015 Koh et al, Lancet Infect Dis, 2015. LOWR HDV = LOnafarnib With Ritonavir in HDV; Yurdaydin, C. et al, J Hepatology 2015 Abstract #O118 N = 4 N = 6 N = 6 N = 3 N = 3 N = 3 Mean ∆ - 2.4 Log Mean ∆ - 1.8 Log Lonafarnib 100 mg BID + Ritonavir 100 mg QD Lonafarnib 100 mg BID + PEG IFNa 180 mcg QW Combination Therapy N = 3 N = 3

LONAFARNIB + RITONAVIR + PEG IFNa Most Rapid and Profound Decline in HDV-RNA 2016 LOWR HDV – 2 HIDIT – 2 Week Mean Change in Log HDV RNA LOWR HDV = LOnafarnib With Ritonavir in HDV Yurdaydin, C. et al, Hepatology 2016 Abstract #1845

LONAFARNIB PHASE 2 HDV PROGRAM All-oral LNF 50 mg BID + RTV - 7 of 14 (50%) patients ≥ 2 log decline or PCR-negative at Week 24 Combination LNF 25 mg BID + RTV + PEG IFNa - Results in highest response rates - 5 of 7 (71%) patients ≥ 2 log decline or PCR-negative at Week 24 Majority of patients normalized ALT at Week 24 GI AEs predominantly mild / moderate Dose, Combinations and Endpoints Defined* * Yurdaydin et al., EASL 2017, J Hepatology; Koh et al., EASL 2017, J Hepatology; Wedemeyer et al., EASL 2017, J Hepatology

A novel first in class Type III interferon Binds to a unique receptor versus Type I interferons - Highly expressed on hepatocytes - Limited expression on hematopoietic cells and CNS cells Uses similar downstream signaling pathway as Type I interferons Greater than 3,000 patients in 17 clinical trials (HCV / HBV) Comparable antiviral activity with less of the typical IFN alfa related side effects* PEGYLATED INTERFERON LAMBDA A Better Tolerated Interferon *Chan, HLY et al, J Hepatology 2016 IFN α IFN λ

Potential for MORE IFN-associated abnormalities: Neutropenia Thrombocytopenia Flu-like Symptoms Musculoskeletal Symptoms Alfa receptors widely distributed throughout body. Lambda receptors NOT widely distributed throughout body. Potential for LESS IFN-associated abnormalities: Neutropenia Thrombocytopenia Flu-like Symptoms Musculoskeletal Symptoms LIMITED EXTRA HEPATIC LAMBDA RECEPTOR DISTRIBUTION

LIMT HDV “MONO”: PHASE 2 STUDY Lambda Interferon MonoTherapy Study in HDV Arm 1 n = 17 Arm 2 n = 16 Goals: Demonstrate comparable activity to historical PEG IFN-alfa Demonstrate better tolerability to historical PEG IFN-alfa Follow-up LMD 120 mcg QW LMD 180 mcg QW Follow-up On-treatment 48 weeks 24 weeks Post-treatment Enrollment Completed N=33

Week = N = 33 33 32 23 18 13 10 LIMT HDV - PEG IFN lambda LAMBDA DEMONSTRATES RAPID DECLINE IN HDV-RNA* Change in Log HDV RNA Mean Change in HDV RNA Week N ≥ 2 log decline PCR-negative 4 33 7 (21.2%) 3 (9.1%) 8 32 12 (36.4%) 5 (15.6%) 12 23 9 (39.1%) 4 (17.4%) 24 10 5 (50.0%) 4 (40.0%) EOT *Hamid S et al, Hepatology 2017. 2017 Presented

Week Log HDV RNA IU/mL Limit of quantification = 14 IU/mL 6 OF 10 (60%) PATIENTS RESPONDERS AT WEEK 24* EOT *Hamid S et al, Hepatology 2017. 2017 Presented

AE of Special Interest % Patients Reporting Lambda 120 / 180 mcg N=33 Grade 1 2 3 4 Pyrexiaa,b 13 (39.4%) 11 2 Alopeciaa 0 (0%) Fatiguea 11 (33.3%) 9 2 Headachea,b 21 (63.6%) 15 6 Neutropeniaa 1 (3%) 1 Thrombocytopenia 0 (0%) Myalgiaa,b 11 (33.3%) 8 3 Dizzinessa,b 4 (12.1%) 3 1 Pruritusa 3 (9.1%) 3 ALT increase 6 (18.2%) 6 Depressionb 1 (3%) 1 Influenza-like Illnessb 4 (12.1%) 4 a AEs occurring in >15% in alfa cohorts from prior studies: Chan et al, J. Heptaology, 2016 b Preferred terms found in the alfa label reported in at least 5% of patients *Hamid S et al, Hepatology 2017. LAMBDA WELL TOLERATED IN MAJORITY OF PATIENTS AE Categories of Special Interest 2017 Presented

Lambda demonstrates comparable anti-HDV activity to historical PEG-Alfa Lambda is well tolerated in the majority of patients Association of ALT flares with HDV viral load decline suggests a vigorous immune response to therapy rather than hepatotoxicity Lambda is a promising investigational agent, alone or in combination Rx in HDV LIMT HDV STUDY Interim Results at Week 24* *Hamid S et al, Hepatology 2017. 2017 Presented

COMPLEMENTARY DRUGS FOR HDV Lambda Lonafarnib Lonafarnib + Ritonavir All Oral Rx Lonafarnib + Ritonavir + Lambda Combination Rx Lambda Sub Q Rx Multiple Treatment Options

COMBINATION THERAPY MOST EFFECTIVE FOR HEPATITIS C We Believe Combination Therapy Will Benefit HDV Patients IFNα IFNα + ribavirin PEG IFNα + ribavirin PEG IFNα + ribavirin + telaprevir ledispavir + sofosbuvir Source: Frost and Sullivan HCV Reports, Manns et al Nat Rev Drug Dis 12 (2013) Sustained Virological Response Rates (SVR) % 25 years

HDV PROGRAM: FDA MEETING Division of Antiviral Drug Products (DAVDP) Eiger had a very positive meeting with the agency on February 14th. Agency has agreed that the next Eiger study can be a single, registration trial in HDV. Eiger expects written minutes from the agency within 30 days and intends to communicate further information about plans during the second quarter of this year.

Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 HDV Lonafarnib & Lambda Completed Planned LIMT Interim Data AASLD FDA Meeting EASL LIMT Study Dosing Complete Initiating Phase 3 HDV PROGRAM: PREPARING FOR REGISTRATION

POST-BARIATRIC HYPOGLYCEMIA (PBH)





OVERVIEW

- Bariatric Surgery Increasing due to Morbid Obesity
  - ~200K US / ~100K EU in 2015*
  - Significant Impact: Weight Loss, Glycemic Control
  - Roux-en-Y Gastric Bypass ~35% of all procedures
- Postprandial Hypoglycemia: Serious Complication
  - Dangerously low blood sugar after meals
  - Impacts 5-10% of Roux-en-Y patients
- PBH estimated prevalence ~70K in US / EU
- No approved therapy

* American Society for Metabolic and Bariatric Surgery 2015

37

EIGER BIOPHARMACEUTICALS

ALTERED NUTRIENT TRANSIT POST ROUX-EN-Y GASTRIC BYPASS Craig et al. Diabetes, Obesity and Metabolism 2017 ROUX-EN-Y GASTRIC BYPASS AND PBH Exaggerated Nutrient Sensing

ALTERED NUTRIENT TRANSIT POST ROUX-EN-Y GASTRIC BYPASS HYPER-SECRETION OF GLP-1 Craig et al. Diabetes, Obesity and Metabolism 2017 ROUX-EN-Y GASTRIC BYPASS AND PBH Increased GLP-1 Secretion

ALTERED NUTRIENT TRANSIT POST ROUX-EN-Y GASTRIC BYPASS HYPER-SECRETION OF GLP-1 INSULIN SECRETION HYPER-SECRETION OF INSULIN SYMPTOMATIC HYPOGLYCEMIA Craig et al. Diabetes, Obesity and Metabolism 2017 ROUX-EN-Y GASTRIC BYPASS AND PBH Hyperinsulinemia

ALTERED NUTRIENT TRANSIT POST ROUX-EN-Y GASTRIC BYPASS HYPER-SECRETION OF GLP-1 INSULIN SECRETION HYPER-SECRETION OF INSULIN NORMALIZED INSULIN SECRETION SYMPTOMATIC HYPOGLYCEMIA Craig et al. Diabetes, Obesity and Metabolism 2017 EXENDIN 9-39 IS A GLP-1 ANTAGONIST Normalizes Insulin Secretion

Exendin 9-39 GLP-1 Antagonist * www.clinicaltrials.gov EXENDIN 9-39 IS A GLP-1 ANTAGONIST 31 Amino Acid Fragment of Byetta (exenatide), a GLP-1 Agonist Proof of Concept in PBH Patients 36 patients dosed at Stanford Multiple clinical studies completed Previous experience as investigational agent - >300 patients reported dosed worldwide* Novel Liquid Formulation Developed Orphan Designation Granted in US and EU 42

PHASE 2 CLINICAL PROOF OF CONCEPT DEMONSTRATED 36 Patients Dosed in Clinical Studies with Exendin 9-39 Study # Patients Duration of Dosing Status IV Infusion 8 Single dose Published Diabetologia Sub Q Injection SAD Study 8 Single dose Presentation at 2016 ADA Published Diabetes, Obesity and Metabolism Sub Q Injection MAD Study* 20 Up to 3 days BID dosing Presentation at 2017 ADA * Comparison of lyophilized powder and novel liquid formulation.

2016 EXENDIN 9-39 REDUCES PBH Single Ascending Dose Study Results P<0.05, ** P<0.01 Craig C et al, Diabetes, Obesity and Metabolism 2017. Time (Minutes) All subjects required rescue Rapid decline Increase in glucose nadir Improvement in patient reported outcomes No patient became hypoglycemic ** Rate of glucose decline reduced * Glucose (mg/dL) Hypoglycemia

14 Days Exendin 9-39 or Placebo Primary Endpoint: Magnitude of postprandial hypoglycemia defined as the plasma glucose nadir occurring within 3 hours of mixed meal tolerance test (MMTT) Secondary Endpoints: Postprandial neuroglycopenic signs & symptoms; peak postprandial insulin response; require glucose rescue during MMTT 14 Days 14 Days MMTT Symptom Measurements MMTT MMTT PREVENT 28-DAY, PHASE 2 STUDY NOW ENROLLING Goal: Demonstrate Durability of Effect, Define Dose, Safety, Tolerability Liquid formulation of Exendin 9-39 (subcutaneous injection) N = 10 N = 10 Symptom Measurements Symptom Measurements Exendin 9-39 or Placebo Exendin 9-39 or Placebo Exendin 9-39 or Placebo Exendin 9-39 or Placebo Exendin 9-39 or Placebo Placebo or Dose 1 or Dose 2

Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 HDV Lonafarnib & Lambda PBH Exendin 9-39 Completed Planned PREVENT Phase 2 Study Initiation PREVENT Study Data PREVENT Enrollment Complete LIMT Interim Data AASLD FDA Meeting EASL LIMT Study Dosing Complete Initiating Phase 3 PBH PROGRAM: ADDITIONAL PHASE 2 DATA 2H 2018

LYMPHEDEMA

OVERVIEW

- State of vascular insufficiency
  - Decreased clearance of interstitial fluid
  - Debilitating architectural alterations in skin and tissues
- Primary Lymphedema – hereditary
  - Estimated US / EU ~35,000 (Orphan)
- Secondary Lymphedema – due to causative event
  - Estimated US / EU ~1 million +
- No approved pharmacological therapy
- Elevated LTB_4 in animal models and human lymphedema*
  - Targeted blockade of LTB_4 improves preclinical lymphedema



*Tian et al, Sci Trans Med 2017

47

EIGER BIOPHARMACEUTICALS

LYMPHEDEMA: A PROGRESSIVE DISORDER Remodeling Thickening Hardening of Underlying Tissues Skin Thickening Muscle Atrophy Later Stage: Cross Section of Arm of Lymphedema Patient Pitting Edema Early Stage Lymphedema

KETOPROFEN REDUCES PRECLINICAL LYMPHEDEMA 2009 Ketoprofen MOA Not Defined in 2009 Rockson et al, PLOS ONE Dec 2009 Results: Lymphedema is Reduced by NSAID Ketoprofen NSAID Ketoprofen Normalizes Histological Changes Cross Section Mouse Tail Lymphatic Veins Ablated by Cautery

Stanford MEDICINE

TWO KETOPROFEN CLINICAL POC STUDIES

Studies Completed: Manuscript Prepared for Submission

- **Study 1: Open Label N = 16**
- Primary and Secondary Lymphedema
- Ketoprofen 75 mg TID for 120 Days
- Primary Endpoint: Skin Thickness
- Secondary Endpoint: Histology

- **Study 2: Placebo Controlled N = 29**
- Primary and Secondary Lymphedema
- Ketoprofen 75 mg TID for 120 Days
- Primary Endpoint: Skin Thickness
- Secondary Endpoint: Histology

Stanford Medicine Team preparing combination manuscript for publication in 2018

50

EIGER BIOPHARMACEUTICALS

KETOPROFEN DUAL MECHANISM OF ACTION Inhibitor of Prostaglandin and Leukotriene Synthesis Arachidonic Acid 5-LO COX 1/2 Leukotrienes PGs Ketoprofen Ibuprofen Other NSAIDs Cardiovascular Risk Increased risk of serious CV events… Gastrointestinal Risk Increased risk of serious GI events… Black Box Warnings* Safer, more targeted therapy needed for chronic use * Orudis (ketoprofen) Prescribing Information

SCIENCE TRANSLATIONAL MEDICINE | RESEARCH ARTICLE

VASCULAR BIOLOGY

Leukotriene B_4 antagonism ameliorates experimental lymphedema


Science
Translational
Medicine


Arachidonic Acid
Zileuton
5-LO
COX1
COX2
Ibuprofen
Ketoprofen
LTA_4
PGH2
LTC_4S
LTA_4H
Ubenimex
Montelukast
Cysteinyl Leukotrienes
LTB_4
BLT1, BLT2
Receptor Blocker

Rockson et al, Science Translational Medicine May 2017

52

EIGER BIOPHARMACEUTICALS

LTB4 IS ELEVATED IN LYMPHEDEMA Human Serum Mouse Lymph Fluid Preclinical and Clinical Lymphedema Rockson et al, Science Translational Medicine May 2017

LTB4 MODULATION IMPROVES PRECLINICAL LYMPHEDEMA Reduced Dermal Thickness, Reduced Epidermal Thickness, Reduced Lymphatic Area Rockson et al, Science Translational Medicine May 2017 Ubenimex Ubenimex Ubenimex Agents blocking LTB4 Agents blocking LTB4 Agents blocking LTB4

UBENIMEX IMPROVES HISTOLOGY IN PRECLINICAL MODEL Better Lymphatic Clearance, Diminished Tissue Inflammation Saline Ubenimex Day 24 Lymphedema: Day 24 Lymphedema: Day 24 Baseline Normal Dermis Thickness Dermis Thickening Normal Dermis Rockson et al, Science Translational Medicine May 2017 Healthy

UBENIMEX Potential for 1st Lymphedema Disease Modifying Agent Oral, small molecule, LTA4H inhibitor Well-characterized, well-tolerated as labeled Marketed as an adjuvant to chemotherapy in JP since 1987 No liabilities of COX inhibition Never introduced in the US or EU

UBENIMEX FOR LYMPHEDEMA: PHASE 2 STUDY

Evaluating Efficacy, Safety/Tolerability and PK in Lymphedema Patients



Potential for 1st Rx and Disease Modifying Therapeutic

Months 1 – 6

Ubenimex 150 mg TID

Placebo

Enrollment Complete N = 54

Entry Criteria:
Primary or Secondary Lymphedema of the lower limb(s)

Primary Endpoint:
Skin thickness

Secondary Endpoint:
Histology, limb volume, symptom measures

Efficacy Evaluation

57

Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 HDV Lonafarnib & Lambda PBH Exendin 9-39 Lymphedema Ubenimex Completed Planned ULTRA Study Data ULTRA Enrollment Complete PREVENT Phase 2 Study Initiation PREVENT Study Data PREVENT Enrollment Complete LIMT Interim Data AASLD FDA Meeting EASL LIMT Study Dosing Complete Initiating Phase 3 LYMPHEDEMA PROGRAM: DELIVERING PHASE 2 DATA 2H 2018

EIGER PIPELINE AND MILESTONES

Regulatory and Clinical Announcements Across All Programs in 2018

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
HDV Lonafarnib & Lambda	✓ LIMT Interim Data AASLD	✓ FDA Meeting	◉ EASL	◉ LIMT Study Dosing Complete	Initiating Phase 3
PBH Exendin 9-39	PREVENT Phase 2 Study Initiation ✓		◉ PREVENT Enrollment Complete	◉ PREVENT Study Data	
Lymphedema Ubenimex	ULTRA Enrollment Complete ✓			ULTRA Study Data ◉	

✓ Completed ◉ Planned

59

EIGER BIOPHARMACEUTICALS

WHY IS EIGER DIFFERENT? Lonafarnib HDV Lambda HDV Ubenimex Lymphedema Exendin 9-39 PBH MULTIPLE FINANCING OPTIONS Finance to NDA, partnership for non-dilutive capital, licensing RAPID PATH TO CLINIC Well-Characterized compounds directly into Phase 2 ADVANCING PIPELINE HDV Program in Phase 3 by end of 2018 EFFICIENT VENTURE MODEL Multiple programs in single pipeline EXPERIENCED MANAGEMENT In development, sales and marketing for rare diseases MULTIPLE RARE INDICATIONS Unmet medical needs with large market opportunities

DAVID CORY, RPH, MBA President and CEO DAVID APELIAN, MD, PHD, MBA Chief Operating Officer, Executive Medical Officer JIM WELCH, MBA Chief Financial Officer JOANNE QUAN, MD Chief Medical Officer JIM SHAFFER, MBA Chief Business Officer LISA PORTER, MD Senior VP, Clinical Development EXPERIENCED MANAGEMENT

SEASONED BOARD THOMAS DIETZ, PHD Chairman DAVID CORY, RPH, MBA President and CEO DAVID APELIAN, MD, PHD, MBA COO and EMO EVAN LOH, MD Independent Director JEFFREY GLENN, MD, PHD Independent Director ELDON MAYER, MBA Independent Director

CONQUERING RARE DISEASES